SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 or 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):

                            February 12, 1997


                         Spacehab, Incorporated
         (Exact name of registrant as specified in its charter)


                               Washington
                (State or jurisdiction of incorporation)


      0-27206                                         91-1273737
(Commission File Number)                  (IRS Employer Identification No.)



              1595 Spring Hill Road, Vienna, Virginia 22182
          (Address of principal executive offices)   (Zip Code)


                             (703) 821-3000
                     (Registrant's Telephone Number)

Item 2.  Acquisition or Disposition of Assets

     On February 12, 1997, pursuant to the Asset Purchase Agreement dated as of February 5, 1997 (the "Asset Purchase Agreement"), Spacehab, Incorporated (the "Registrant"), through its wholly-owned subsidiary, Spacehab Acquisition Corp. ("Buyer"), acquired substantially all of the assets of Astrotech Space
Operations, L.P. ("Seller"), a subsidiary of Northrop Grumman Corporation ("Northrop"). The purchase includes Seller's satellite payload processing facilities and related business (the "Business"). A copy of the Asset Purchase Agreement is filed herewith as Exhibit 2.1 and an amendment to the Asset Purchase Agreement is filed as Exhibit 2.2, and reference is made thereto for the complete terms and conditions thereof.

     The purchase price of $19 million in cash (subject to adjustment following an audit of the closing date balance sheet of Seller) was based upon the estimated net assets to be acquired as well as the value of the ongoing business. Registrant obtained the funds for the purchase price from the initial public offering of shares of its Common Stock, completed in December 1995.

     Registrant intends to continue to use the assets purchased from Seller in operation of the Business, which will be known as Astrotech Space Operations, Inc., a Delaware corporation and a wholly-owned subsidiary of Registrant. No material relationship exists between Seller or Northrop and Registrant or any of Registrant's affiliates, directors or officers, or any associate of any such directors or officers.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


            (c)   Exhibits.

            The following Exhibits are included with this Form 8-K:

      2.1 Asset Purchase Agreement dated as of February 5, 1997, by and among Spacehab Acquisition Corp., a Delaware corporation, as Buyer, Spacehab, Incorporated, a Washington corporation, Astrotech Space Operations, L.P., a Delaware limited partnership, as Seller, and Northrop Grumman Corporation, a Delaware corporation. (Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Such Schedules and Exhibits are listed and described in the Asset Purchase Agreement. Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)
      2.2 Amendment No. 1 to Asset Purchase Agreement dated as of February 12, 1997, by and among Spacehab Acquisition Corp., a Delaware corporation, as Buyer, Spacehab, Incorporated, a Washington corporation, Astrotech Space Operations, L.P., a Delaware limited partnership, as Seller, and Northrop Grumman Corporation, a Delaware corporation.

      99.1        Press Release of the Registrant, dated February 13, 1997.

                               SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SPACEHAB, INCORPORATED



                              By:   /s/ Margaret E. Grayson
                                   ------------------------
                                    Margaret E. Grayson
                                    Vice President and CFO


Dated:  February 27, 1997

                              EXHIBIT INDEX


Exhibit Number    Description of Exhibit

      2.1 Asset Purchase Agreement dated as of February 5, 1997, by and among Spacehab Acquisition Corp., a Delaware corporation, as Buyer, Spacehab, Incorporated, a Washington corporation, Astrotech Space Operations, L.P., a Delaware limited partnership, as Seller, and Northrop Grumman Corporation, a Delaware corporation. (Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Such Schedules and Exhibits are listed and described in the Asset Purchase Agreement. Registrant hereby agrees to furnish to the Securities and Exchange Commission, upon its request, any or all such omitted Schedules and Exhibits.)

      2.2 Amendment No. 1 to Asset Purchase Agreement dated as of February 12, 1997, by and among Spacehab Acquisition
                        Corp., a Delaware corporation, as Buyer, Spacehab, Incorporated, a Washington corporation, Astrotech Space Operations, L.P., a Delaware limited partnership, as Seller, and Northrop Grumman Corporation, a Delaware corporation.

      99.1              Press Release of the Registrant, dated February 13,1997.